UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2011 (July 12, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34571 (Commission File Number)	27-1055421 (I.R.S. Employer Identification No.)
2 Bethesda Metro Center, Suite 1530
Bethesda, MD 20814
(Address of principal executive offices) (Zip code)
(240) 507-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.
     On July 12, 2011, Pebblebrook Hotel Trust (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented, classifying and designating an additional 4,000,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series A Preferred Shares”). As set forth in the Articles Supplementary, the additional Series A Preferred Shares have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the 5,000,000 Series A Preferred Shares initially issued by the Company in an underwritten public offering in March 2011.
     A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.
     On July 12, 2011, the Company issued a press release announcing the direct sale of 600,000 Series A Preferred Shares by the Company to CBRE Clarion Securities LLC. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.
     On July 14, 2011, the Company issued 600,000 Series A Preferred Shares to accounts of CBRE Clarion Securities LLC resulting in gross cash proceeds to the Company of $15.15 million. The Company contributed the proceeds to its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), in exchange for 600,000 Series A Preferred Units in the Operating Partnership.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
3.1	Articles Supplementary to the Declaration of Trust of the Registrant designating additional 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share.
99.1	Press release dated July 12, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
Date: July 14, 2011	By:	/s/ Raymond D. Martz
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles Supplementary to the Declaration of Trust of the Registrant designating additional 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share.
99.1	Press release dated July 12, 2011.